EXHIBIT 32.1

CERTIFICATION CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Vendum Batteries Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(1)
the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2012

By:	/s/ Rune Vind
Name: Rune Vind
Title: Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Accounting Officer)